Exhibit 99.2

                     AGREEMENT BY AND BETWEEN

               FIRST NATIONAL BANK OF SLIPPERY ROCK

                   SLIPPERY ROCK, PENNSYLVANIA

                               and

          THE OFFICE OF THE COMPTROLLER OF THE CURRENCY

     First National Bank of Slippery Rock, Slippery Rock, Pennsylvania (Bank) and the Comptroller of the Currency of the United States of America (Comptroller) wish to protect the interests of the depositors, other customers, and shareholders of the Bank, and, toward that end, wish the Bank to operate safely and soundly and in accordance with all applicable laws, rules and regulations.

     The Comptroller, through his National Bank Examiner, has examined the Bank, and his findings are contained in the Report of Examination (ROE), dated February 5, 2002.

     In consideration of the above premises, it is agreed, between the Bank, by and through its duly elected and acting Board of Directors (Board), and the Comptroller, through his authorized representative, that the Bank shall operate at all times in compliance with the articles of this Agreement.



                            ARTICLE I

                           JURISDICTION

          (1) This Agreement shall be construed to be a "written agreement entered into with the agency" within the meaning of 12 U.S.C. Section 1818(b)(1).

          (2) This Agreement shall be construed to be a "written agreement between such depository institution and such agency" within the meaning of 12 U.S.C. Section 1818(e)(1) and 12 U.S.C. Section 1818(i)(2).

          (3) This Agreement shall be construed to be a "formal written agreement" within the meaning of 12 C.F.R.
Section 5.51(c)(6)(ii).  See 12 U.S.C. Section 1831i.

          (4) This Agreement shall be construed to be a "written agreement" within the meaning of 12 U.S.C.
Section 1818(u)(1)(A).

          (5) All reports or plans which the Bank or Board has agreed to submit to the Assistant Deputy Comptroller pursuant to this Agreement shall be forwarded to the:

               Assistant Deputy Comptroller
               Pittsburgh Field Office
               4075 Monroeville Boulevard, Suite 300
               Monroeville, Pennsylvania  15146



                            ARTICLE II

                         COMPLIANCE COMMITTEE

          (1) Within ten (10) days, the Board shall appoint a Compliance Committee of at least five (5) directors, of which none shall be employees of the Bank or any of its affiliates (as the term "affiliate" is defined in 12 U.S.C.
Section 371c(b)(1)), or a family member of any such person.
Upon appointment, the names of the members of the Compliance Committee shall be submitted in writing to the Assistant Deputy Comptroller. The Compliance Committee shall be responsible for monitoring and coordinating the Bank's adherence to the provisions of this Agreement.

          (2) The Compliance Committee shall meet at least monthly.

          (3) Within thirty (30) days of the appointment of the Committee and monthly thereafter, the Compliance Committee shall submit a written progress report to the Board setting forth in detail actions taken to comply with each Article of this Agreement; and the results of those actions as prescribed in
Article XXI.

          (4)  The Board shall forward a copy of the Compliance
Committee's report, with any additional comments by the Board, to the Assistant Deputy Comptroller.



                           ARTICLE III

                           ACTION PLAN

          (1) Within thirty (30) days, the Board shall adopt, implement, and thereafter ensure Bank adherence to a written action plan detailing the Board's assessment of what needs to be done to improve the Bank, specifying how the Board will implement the plan, and setting forth a timetable for the implementation of the plan and identifying accountable person(s). The Board shall establish appropriate procedures for the implementation of the plan.

          (2) Upon completion of the plan, the Bank shall submit the plan to the Assistant Deputy Comptroller for review and determination of no supervisory objection.

          (3) In the event the Assistant Deputy Comptroller recommends changes to the action plan, the Board shall immediately incorporate those changes into the plan.

          (4) The plan shall be implemented pursuant to the time frames set forth within the plan unless events dictate modifications to the plan. Where the Board considers modifications appropriate, those modifications shall be submitted to the Assistant Deputy Comptroller for prior determination of no supervisory objection.

          (5) The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the plan developed pursuant to this Article.



                            ARTICLE IV

               MANAGEMENT AND BOARD SUPERVISION STUDY

          (1) Within thirty (30) days the Board shall employ an independent outside management consultant. Prior to employment of the consultant, the name and the qualifications of the consultant considered for employment shall be submitted to the Assistant Deputy Comptroller, who shall have the power of veto over the employment of the proposed consultant. However, failure to exercise such veto power shall not constitute approval or endorsement of the consultant.

          (2) The requirement to submit information and the prior veto provisions of this Article are based on the authority of 12 U.S.C. Section 1818(b) and do not require the Comptroller to complete his review and act on any such information or authority within ninety (90) days.

          (3)  The Bank shall provide the Assistant Deputy
Comptroller with a copy of the draft engagement letter for a determination of no supervisory objection prior to the start of the engagement.

          (4) Within ninety (90) days, the Consultant shall complete a study of current management and Board supervision presently being provided to the Bank, the Bank's management structure, and its staffing requirements in light of the Bank's present condition. The findings and recommendations of the Consultant shall be set forth in a written report to the Board. At a minimum, the report shall contain:

               (a) the identification of present and future management and staffing requirements of each area of the Bank, with particular emphasis given to the lending function, information technology, consumer compliance, and internal audit;

               (b) detailed written job descriptions for all executive officers;

               (c)  an evaluation of each officer's
qualifications and abilities and a determination of whether each of these individuals possesses the experience and other qualifications required to perform present and anticipated duties of his/her officer position;

               (d) recommendations as to whether management or staffing changes should be made, including the need for additions to or deletions from the current management team;

               (e)  objectives by which management's
effectiveness will be measured;

               (f) a training program to address identified weaknesses in the skills and abilities of the Bank's staff and management team;

               (g) an evaluation of current lines of authority, reporting responsibilities and delegation of duties for all officers, including identification of any overlapping duties or responsibilities;

               (h)  a recommended organization chart that
clearly reflects areas of responsibility and lines of authority for all officers, including the Bank's president and chief executive officer;

               (i) an assessment of the Board's strengths and weaknesses along with a director education program designed to strengthen identified weaknesses;

               (j) an assessment of whether Board members are receiving adequate information on the operation of the Bank to enable them to fulfill their fiduciary responsibilities and other responsibilities under law;

               (k)  recommendations to expand the scope,
frequency and sufficiency of information provided to the Board by management; and

               (l) recommendations to correct or eliminate any other deficiencies in the supervision or organizational structure of the Bank.

          (5) Within thirty (30) days of completion of this study, the Board shall develop, implement, and thereafter ensure
Bank adherence to a written plan, with specific time frames, that will correct any deficiencies noted in the study.

          (6) The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the plan developed pursuant to this Article.

               (7) Copies of the Consultant's study shall be forwarded to the Assistant Deputy Comptroller upon completion. The Assistant Deputy Comptroller shall retain the right to determine the adequacy of the report and its compliance with the terms of this Agreement.

               (8) Copies of the Board's written plan shall be forwarded to the Assistant Deputy Comptroller. The Assistant Deputy Comptroller shall retain the right to determine the adequacy of the plan and its compliance with the terms of this Agreement. In the event the written plan, or any portion thereof, is not implemented, the Board shall immediately advise the Assistant Deputy Comptroller, in writing, of specific reasons for deviating from the plan.



                            ARTICLE V

           BOARD TO ENSURE COMPETENT LENDING MANAGEMENT

          (1) Within ninety (90) days, the Board shall ensure that it has competent management in place on a full-time basis in its Senior Loan Officer position to carry out the Board's policies, ensure compliance with this Agreement, applicable laws, rules and regulations, and manage the day-to-day operations of the Bank's loan function in a safe and sound manner.

          (2) Prior to the appointment of any individual to an executive officer position, the Board shall submit to the Assistant Deputy Comptroller the following information:

               (a) the information sought in the "Changes in Directors and Senior Executive Officers" booklet of the Comptroller's Corporate Manual, together with a legible fingerprint card for the proposed individual;

               (b) a written statement of the Board's reasons for selecting the proposed officer;

               (c)  the proposed officer's resume; and

               (d)  a written description of the proposed
officer's duties and responsibilities.

          (3) The Assistant Deputy Comptroller shall have the power of veto over the employment of the proposed executive officer. However, the failure to exercise such veto power shall not constitute an approval or endorsement of the proposed officer.

          (4) The requirement to submit information and the prior veto provisions of this Article are based on the authority of 12 U.S.C. Section 1818(b)(6)(E) and do not require the Comptroller to complete his/her review and act on any such information or authority within ninety (90) days.



                            ARTICLE VI

                   CONSUMER COMPLIANCE PROGRAM

          (1) Within sixty (60) days, the Bank shall adopt, implement, and thereafter ensure adherence to a written consumer compliance program designed to ensure that the Bank is operating in compliance with all applicable consumer protection laws, rules and regulations. This program shall include, but not be limited to:

               (a) a plan to review and determine compliance with each consumer law and regulation during the next audit cycle;

               (b)  adequate internal controls to ensure
compliance with consumer protection laws, rules, and regulations;

               (c)  written description of the duties and
responsibilities of the compliance officer;

               (d) the preparation of a policies and procedures manual covering all consumer protection laws, rules and regulations for use by appropriate Bank personnel in the performance of their duties and responsibilities;

               (e) semiannual (or more frequently, if needed) updates of the written policies and procedures manual to ensure it remains current;

               (f)  the assignment of specific laws and
regulations to responsible parties throughout the Bank;

               (g) periodic, transaction-based, business unit self-monitoring practices;

               (h) an independent audit program to test for compliance with consumer protection laws, rules and regulations;

               (i) procedures to ensure that exceptions noted in the audit reports are corrected and responded to by the appropriate Bank personnel;

               (j)  the education and training of all
appropriate Bank personnel in the requirements of all applicable consumer protection laws, rules and regulations;

               (k)  a director education program; and

               (l) periodic reporting of the results of the consumer compliance business-unit self monitoring and audit to the Board or a committee thereof.

          (2) Upon adoption, a copy of the program shall be forwarded to the Assistant Deputy Comptroller for review.

          (3) The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the program developed pursuant to this Article.



                           ARTICLE VII

                          AUDIT PROGRAMS

          (1) Within sixty (60) days, the Audit Committee shall submit to the Assistant Deputy Comptroller an action plan detailing how they will improve the quality of their supervision over the audit functions of the Bank to ensure that high risk areas are reviewed and to ensure realistic, timely and meaningful responses from management on deficiencies noted by the internal or external audit, loan review, or compliance review. Once implemented, the Board shall ensure that adequate oversight is maintained.

          (2) Within sixty (60) days, the Audit Committee shall develop and implement a plan to review, assess and determine compliance with applicable consumer law and regulation during the next audit cycle.

          (3) Within ninety (90) days, the Board shall adopt, implement, and thereafter ensure Bank adherence to an independent internal audit program sufficient to:

               (a)  detect irregularities in the Bank's
operations;

               (b) determine the Bank's level of compliance with all applicable laws, rules and regulations;

               (c) evaluate the Bank's adherence to established policies and procedures, with particular emphasis directed to the Bank's adherence to its loan, compliance, and technology policies;

               (d)  ensure adequate audit coverage in all areas;
and

               (e) establish an annual audit plan using a risk based approach to achieve these objectives.

          (4) The Board shall ensure that the entire audit program is independent. The persons responsible for implementing the internal audit program described above shall report directly to the Board, which shall have the sole power to direct their activities. All reports prepared by the audit staff shall be filed directly with the Board and not through any intervening party.

          (5) The Board shall ensure that the audit function is supported by an adequately staffed department or outside firm, with respect to both the experience level and number of individuals employed.

          (6) As part of this audit program, the Board shall evaluate the audit reports of any party providing services to the Bank, and shall assess the impact on the Bank of any audit deficiencies cited in such reports.

          (7) All audit reports shall be in writing and that auditors shall maintain a written record describing those actions.

          (8) The audit staff shall have access to any records necessary for the proper conduct of its activities. National Bank Examiners shall have access to all reports and work papers of the audit staff and any other parties working on its behalf.

          (9) Upon adoption, a copy of the internal audit program shall be submitted to the Assistant Deputy Comptroller.

          (10) The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the program developed pursuant to this Article.



                           ARTICLE VIII

                      CREDIT RISK REDUCTION

          (1) Within sixty (60) days, the Board shall develop, implement, and thereafter ensure Bank adherence to a written program to reduce the high level of credit risk in the Bank.
The program shall include, but not be limited to:

               (a) re-writing all of the commercial lines of credit in accordance with safe and sound banking practice;

               (b) assessing all loans (excluding commercial lines of credit in [a] above) with multiple (3 or more) renewals and extensions to determine quality, ratings, and what actions, if any, are needed to protect the Bank's interests;

               (c) establishing procedures to assure the timely identification and risk rating of loans and leases based on lending officer analysis;

               (d)  strengthening credit underwriting;

               (e) developing an action plan to control loan growth consistent within the Bank's ability to manage that growth in a safe and sound manner;

               (f)  establishing procedures to ensure and
monitor compliance with the Bank's lending policies, loan approval requirements, and laws, rules, and regulations pertaining to the Bank's lending function;

               (g)  refining your processes for tracking,
analyzing, and reporting exceptions for all types of loans and establishing prudent risk limits for aggregate exceptions;

               (h)  establishing procedures to ensure the
accuracy and usefulness of internal management information systems;

               (i) creating statistical records that will serve as a basis for identifying sources of problem loans and leases by size, collateral, type, and individual lending officer;

               (j) revising your performance appraisal process, including performance appraisals, job descriptions, and incentive programs for loan officers, to adequately consider their performance relative to policy compliance, documentation standards, accuracy in credit grading, credit losses, and other loan administration matters; and

               (k)  developing and implementing corrective
action for any other credit management deficiency noted in the ROE that is not otherwise included in this Agreement.

          (2) Within thirty (30) days and on a monthly basis, management will provide the Board with written reports including, at a minimum, the following information:

               (a) the identification, amount, type, rating, and trends of problem loans, leases, and commitments; capital exposure; any other significant issues noted;

               (b) the identification, amount, and trends of delinquent and nonaccruing loans and leases by loan category;

               (c) identification of significant renewals and extensions, trends, loan categories, and other requirements pursuant to Article XII and XIV;

               (d)  credit and collateral documentation
exceptions by loan category and aging;

               (e) the identification of loans and leases that are exceptions to the Bank's lending and leasing policies by loan category, trends, aggregates, and capital exposure;

               (f)  differences in risk rating between loan
officer and loan review;

               (g) the identification, status, correction of credit related violations of law, rule or regulation;

               (h)  the identity of the loan officer who
originated each loan reported in accordance with subparagraphs
(a) through (f) of this Paragraph;

               (i) an analysis of concentrations of credit, significant economic factors, and general conditions and their potential impact on the credit quality of the Bank's loan and lease portfolios; and

               (j) the identification and amount of loans and leases to executive officers, directors, principal shareholders
(and their related interests) of the Bank.

          (3) Upon completion, a copy of this program and written reports developed shall be submitted to the Assistant Deputy Comptroller for review. In the event the Assistant Deputy Comptroller recommends changes to the program or the reports, the Board shall immediately incorporate those changes into the program or the reporting systems.

          (4) The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the program and written reporting systems developed pursuant to this Article.



                            ARTICLE IX

                     LOAN GROWTH LIMITATIONS

          (1) Effective immediately, the Bank shall limit its loan portfolio growth rate to no more than five (5) per cent per annum of the Bank's total loans outstanding. This requirement is based on the authority of 12 U.S.C. Section 1818(b)(6)(B) and shall be in place until the Assistant Deputy Comptroller determines that the Bank has complied with Articles V, VIII, and X through XV. The basis for measuring the growth shall be the Call Report filed by the Bank, commencing with the base period of June 30, 2002.

          (2) The Board may seek the approval of the Assistant Deputy Comptroller to exceed the five (5) per cent per annum restriction on loan growth by sending its written request to the Assistant Deputy Comptroller and describing the reasons why exceeding the limit is in the best interest of the Bank.



                            ARTICLE X

                  CRITICIZED ASSETS IMPROVEMENT

          (1) The Bank shall take immediate and continuing action to protect its interest in those assets criticized in the ROE, in any subsequent Report of Examination, by internal or external loan review, or in any list provided to management by the National Bank Examiners during any examination.

          (2) Within sixty (60) days, the Board shall adopt, implement, and thereafter ensure Bank adherence to a written program designed to eliminate the basis of criticism of assets criticized in the ROE, in any subsequent Report of Examination, or by any internal or external loan review, or in any list provided to management by the National Bank Examiners during any examination as "doubtful," "substandard," or "special mention." This program shall include, at a minimum:

               (a) an identification of the expected sources of repayment;

               (b) the appraised value of supporting collateral and the position of the Bank's lien on such collateral where applicable;

               (c)  an analysis of current and satisfactory
credit information, including cash flow analysis where loans are to be repaid from operations; and

               (d) the proposed action to eliminate the basis of criticism and the time frame for its accomplishment.

          (3) Upon adoption, a copy of the program for all criticized assets equal to or exceeding two-hundred and fifty thousand dollars ($250,000) shall be forwarded to the Assistant
Deputy Comptroller.

          (4) The Board, or a designated committee, shall conduct a review, on at least a monthly basis, to determine:

               (a)  the status of each criticized asset or
criticized portion thereof that equals or exceeds two-hundred and fifty thousand dollars ($250,000);

               (b)  management's adherence to the program
adopted pursuant to this Article;

               (c)  the status and effective of the written
program; and

               (d)  the need to revise the program or take
alternative action.

          (5) A copy of each review shall be forwarded to the Assistant Deputy Comptroller on a monthly basis.

          (6)  The Bank may extend credit, directly or
indirectly, including renewals, extensions or capitalization of accrued interest, to a borrower whose loans or other extensions of credit are criticized in the ROE, in any subsequent Report of Examination, in any internal or external loan review, or in any list provided to management by the National Bank Examiners during any examination and whose aggregate loans or other extensions exceed two-hundred and fifty thousand dollars ($250,000) only if each of the following conditions is met:

               (a) the Board or designated committee finds that the extension of additional credit is necessary to promote the best interests of the Bank and that prior to renewing, extending or capitalizing any additional credit, a majority of the full Board (or designated committee) approves the credit extension and records, in writing, why such extension is necessary to promote the best interests of the Bank; and

               (b) a comparison to the written program adopted pursuant to this Article shows that the Board's formal plan to collect or strengthen the criticized asset will not be compromised.

          (7) A copy of the approval of the Board or of the designated committee shall be maintained in the file of the affected borrower.

          (8) The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the program developed pursuant to this Article.



                           ARTICLE XI

                 CREDIT AND COLLATERAL EXCEPTIONS

          (1) Within sixty (60) days, the Board shall obtain current and satisfactory credit information on all loans lacking such information, including those listed in the ROE, in any subsequent Report of Examination, in any internal or external loan review, or in any listings of loans lacking such information provided to management by the National Bank Examiners at the conclusion of an examination.

          (2) Within (60) days, the Board shall ensure proper collateral documentation is maintained on all loans and correct each collateral exception listed in the ROE, in any subsequent Report of Examination, in any internal or external loan review, or in any listings of loans lacking such information provided to management by the National Bank Examiners at the conclusion of an examination.



                           ARTICLE XII

                  CREDIT EXTENSIONS AND RENEWALS

          (1) Effective immediately, the Bank may grant, extend, renew, alter or restructure any loan or other extension of credit only after:

               (a) documenting the specific reason or purpose for the extension of credit;

               (b) identifying the expected source of repayment in writing;

               (c) structuring the repayment terms to coincide with the expected source of repayment;

               (d)  obtaining and analyzing current and
satisfactory credit information, including, cash flow analysis, where loans are to be repaid from operations;

               (e)  documenting, with adequate supporting
material, the value of collateral and properly perfecting the Bank's lien on it where applicable; and

               (f) all analyses are completed after receipt of the information.

          (2)  Failure to obtain the information in
subparagraphs (1)(c), (d), (e) above shall require a majority of the full Board (or a delegated committee thereof) to certify in writing the specific reasons why fulfilling these requirements would be detrimental to the best interests of the Bank.

          (3) A copy of the Board certifications shall be maintained in the credit files of the affected borrowers to be reviewed by National Bank Examiners in subsequent examinations.



                           ARTICLE XIII

                         NONACCRUAL LOANS

          (1) The Bank shall immediately reverse or charge off all interest that has been accrued contrary to the requirements contained in the Instructions for Preparation of Consolidated Reports of Condition and Income (Call Report Instructions) governing nonaccrual loans. Further, the Bank shall immediately reverse or charge off that portion of the remaining accrued interest on such loans that, when combined with principal, is not protected by sound collateral values. This action should be taken on specifically directed credits identified in the ROE, on credits identified in specifically required portfolio reviews, or credits identified in any internal or external loan review.

          (2) Within sixty (60) days, the Board shall develop, adopt and implement written policies and procedures governing the supervision and control of nonaccrual loans. Such policies and procedures shall:

               (a)  be consistent with the accounting
requirements contained in the Call Report Instructions;

               (b)  address the circumstances under which
accrued interest due on a loan may be added to the outstanding principal amount when the loan is renewed or restructured;

               (c)  address any other nonaccrual issues
presented in the ROE; and

               (d)  require the monthly presentation to the
Board of all loans meeting any of the nonaccrual criteria.

          (3) Upon adoption, these written policies and procedures shall be incorporated into the Bank's lending policies required under Article XIV of this Agreement.

          (4) The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the program developed pursuant to this Article.



                           ARTICLE XIV

                         LENDING POLICIES

          (1) Within one-hundred fifty (150) days, the Board shall review, revise, and adhere to the Bank's written loan policies. In revising these policies, the Board shall refer to the Loan Portfolio Management booklet. A-LPM, of the Comptroller's Handbook. For all loans, these policies shall incorporate, but not necessarily be limited to, the following:

               (a)  a description of acceptable types of loans;

               (b) a provision that current and satisfactory credit information will be obtained on each borrower and significant guarantor(s);

               (c)  minimum requirements for uniform and
comprehensive credit analysis, including appropriate cash flow analysis, full disclosure of all significant aspects of the proposed credit, and an assessment of the risks involved, prior to credit approval;

               (d) minimum requirements for audited or compiled financial statements;

               (e) procedures for appropriate underwriting and management of all commercial lines of credit;

               (f) collection procedures, to include follow-up efforts, that are systematically and progressively stronger;

               (g)  maturity scheduling related to the
anticipated source of repayment, the purpose of the loan, and the useful life of the collateral;

               (h) guidelines for appraisal and/or evaluating collateral;

               (i) guidelines and limitations for participation loans;

               (j) a limitation on aggregate outstanding loans in relation to other balance sheet accounts;

               (k) guidelines and limitations on concentrations of credit;

               (l)  guidelines designed to improve Board
oversight of the loan approval process, specifically with regard to credits exhibiting significant risk; and

               (m) charge-off guidelines, by type of loan or other asset, addressing the circumstances under which a charge-off would be appropriate and ensuring the recognition of losses within the quarter of discovery.

          (2) Upon completion, a copy of this policy shall be forwarded to the Assistant Deputy Comptroller for review.

          (3) The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the policy developed pursuant to this Article.



                            ARTICLE XV

               ALLOWANCE FOR LOAN AND LEASE LOSSES

          (1)  The Board shall review the adequacy of the Bank's
Allowance for Loan and Lease Losses (Allowance) in consideration of the findings identified within the ROE.

          (2) The Board shall establish a program for the maintenance of an adequate Allowance. This review and program shall be designed in light of the comments on maintaining a proper Allowance found in the Allowance for Loan and Lease Losses booklet. A-ALLL, of the Comptroller's Handbook and OCC Bulletin 2001-37 and shall focus particular attention on the following factors:

               (a)  results of the Bank's loan review;

               (b) an estimate of inherent loss exposure on each significant credit;

               (c) loan loss experience for each homogeneous pool of loans;

               (d)  trends of delinquent and nonaccrual loans;

               (e)  concentrations of credit in the Bank;

               (f)  present and respective economic conditions;
and

               (g)  findings identified with the ROE.

          (3) The program shall provide for a review of the Allowance by the Board at least once each calendar quarter. Any deficiency in the Allowance shall be remedied in the quarter it is discovered, prior to the filing of the Consolidated Reports of Condition and Income, by additional provisions from earnings. Written documentation shall be maintained indicating the factors considered and conclusions reached by the Board in determining the adequacy of the Allowance.

          (4) A copy of the Board's program shall be submitted to the Assistant Deputy Comptroller for review and prior determination of no supervisory objection.

          (5) The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the program developed pursuant to this Article.



                           ARTICLE XVI

              BANK SECRECY ACT COMPLIANCE ASSESSMENT

          (1) Within thirty (30) days, the Board shall retain the services of a qualified independent Consultant to develop findings, observations and recommendations on the Bank's internal controls and audit programs, as defined under Article XVII of this Agreement and the ROE, for complying with the Bank Secrecy Act (BSA), (31 U.S.C. Sections 5311 - 5330), as amended by Title III of the USA Patriot Act, the regulations promulgated thereunder at 31 C.F.R. Part 103, as amended, and 12 C.F.R.
Part 21, Subparts B and C (including, but not limited to, Currency Transaction Reports (CTRs) and Suspicious Activity Reports (SARs)) (collectively referred to herein as the BSA), the Money Laundering Control Act (MLCA), (18 U.S.C.
Sections 1956 and 1957), as amended by the USA Patriot Act, and the rules and regulations of the Office of Foreign Assets Control (OFAC), including related regulatory reporting on those subjects. These findings, observations and recommendations, along with the Bank's response to any such concerns, shall be reviewed by the independent Consultant on an annual basis for the term of this Agreement.

          (2) Prior to employment of the Consultant, the name and the qualifications of the Consultant considered for employment shall be submitted to the Assistant Deputy
Comptroller, who shall have the power of veto over the employment of the proposed consultant. However, failure to exercise such veto power shall not constitute approval or endorsement of the Consultant.

          (3) The requirement to submit information and the prior veto provisions of this Article are based on the authority of 12 U.S.C. Section 1818(b) and do not require the Comptroller to complete his review and act on any such information or authority within ninety (90) days.

          (4) Within forty-five (45) days of employment, the independent Consultant shall conduct a review of all account activity at the Bank for the twelve (12) month period from July 1, 2001 to June 30, 2002. This review shall include deposit accounts, loan transactions, wire activity, certified check activity, Currency Transaction Report activity (including structuring) and traveler's check activity (all cash-in and cash-out services), in order to ascertain any unusual or suspicious transactions that may have occurred at the Bank during this period. Upon completion of this review, the findings of the Consultant shall be reported to the Board, with a copy to the Assistant Deputy Comptroller.

          (5) Within ninety (90) days of employment, the independent Consultant shall conduct, complete and report to the Board his/her assessment of the Bank's internal controls and audit programs for ensuring compliance with BSA, MLCA, and OFAC. The study should use the minimum standards set out in Article XVII of this Agreement as part of the assessment.

          (6) Within thirty (30) days of receiving the Consultant's written report, the Bank shall file Suspicious Activity Reports, in accordance with 12 C.F.R. Section 21.11, for any previously unreported suspicious activity identified during this review.

          (7) The Consultant shall assist the Bank with the development of internal controls and audit program, as stipulated under Article XVII, sufficient to monitor and ensure compliance with the BSA, MLCA. and OFAC.



                           ARTICLE XVII

                 BANK SECRECY COMPLIANCE PROGRAM

          (1) Within thirty (30) days, the Board shall re-appoint a capable officer of the Bank who shall be vested with sufficient authority and technical expertise to monitor and ensure the Bank's compliance with the BSA, MLCA, and OFAC. This compliance officer shall report directly to the Board and shall have no conflicting responsibilities.

          (2) Within ninety days (90) days, the Board shall develop, implement, and thereafter ensure Bank adherence to a written program of policies and procedures and audit standards to ensure compliance with the BSA, MLCA, and OFAC. At a minimum, this written program shall establish:

               (a)  a system of internal controls and
independent testing and auditing to ensure ongoing compliance with the BSA, MLCA, and OFAC laws and regulations and guidance in Advisory Letter 2000-3;

               (b) operating procedures for both the opening of new accounts and the monitoring of high risk accounts;

               (c) adequate controls and procedures to ensure that all suspicious and large currency transactions are identified and reported. Procedures should be comprehensive as to all points of cash entry and exit;

               (d)  procedures to ensure that records are
maintained on monetary instrument transactions and funds transfers, as required by the BSA;

               (e) comprehensive procedures to identify and report to appropriate management personnel:

                    (i)  frequent or large volume cash deposits
or wire transfers or book entry transfers to or from offshore or domestic entities or individuals;

                    (ii)  wire transfers or book entry transfers
that are deposited into several accounts;

                    (iii)  receipt and disbursement of wire
transfers or book entry transfers without an apparent business reason;

                    (iv)  receipt and disbursement of wire
transfers or book entry transfers when they are inconsistent with the customer's business;

                    (v)  receipt and disbursement of currency or
monetary instruments when they are inconsistent with the customer's business; and

                    (vi)  bank accounts opened in the name of a
casa de cambio (money exchange house) or any "financial 'institution" as defined in 31 C.F.R. Section 103.11 (n) (bank, broker/dealer, currency dealer or exchanger, issuer or seller or redeemer of traveler's checks or money orders, transmitter of funds, telegraph company, casino, etc.);

               (f) a comprehensive training program for all appropriate operational and supervisory personnel to ensure their awareness of and compliance with the requirements of the BSA, MLCA, and OFAC, including the currency reporting and monetary instrument and funds transfer recordkeeping requirements, and the reporting requirements associated with Suspicious Activity Reports (SARs) pursuant to 12 C.F.R.
Part 21, Subpart B;

               (g)  an officer who will be responsible for
filing Currency Transaction Reports (CTRs), Reports of
International Transportation of Currency or Monetary Instruments
(CMIRs), and Reports of Foreign Bank and Financial Accounts
(FBARs); and

               (h) comprehensive guidelines and procedures to identify and report both the shipment and receipt of currency or monetary instruments via common couriers, detail procedures that will cover and address improperly labeled courier pouches containing monetary instruments, as well as related procedures for reporting and filing Suspicious Activity Reports for such pouches.

          (3)  expanded audit procedures to include at minimum:

               (a) a program to test the adequacy of internal controls designed to ensure compliance with the provisions of the BSA, MLCA, and OFAC;

               (b) prompt management response and follow-up to all audit exceptions or recommendations of the Bank's auditor, external review providers, or regulators; and

               (c) a risk based approach to compliance audits that includes transactional testing and verification of data for higher risk accounts, geographic areas of specific concern, or new products and services.

          (4) Upon completion, a copy of this program shall be submitted to the Assistant Deputy Comptroller for review. In the event the Assistant Deputy Comptroller recommends changes to the program, the Board shall immediately incorporate those changes into the program.

          (5) The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the program developed pursuant to this Article.



                          ARTICLE XVIII

           BANK INFORMATION SYSTEMS (BIS) DEFICIENCIES

          (1) Within thirty (30) days, the Board shall appoint an Information Security Officer with sufficient knowledge of BIS operations, regulatory guidance, and risk mitigation practices.
The Information Security Officer shall be responsible for reviewing and ensuring that customer information is appropriately protected.

          (2) Within ninety (90) days, the Bank shall implement effective information security and operations procedures as described in the 12 C.F.R. Section Part 30, Appendix B, dated
February 1, 2001.

          (3) The Bank shall immediately take all steps necessary to improve the management of the BIS activities and correct all other deficiencies cited in the Report of Examination or any subsequent Report of Examination.



                           ARTICLE XIX

     BANK INFORMATION SYSTEMS RESUMPTION AND CONTINGENCY PLAN

          (1) Within one hundred and twenty (120) days, and at least annually thereafter, the Board shall review its Bank Information Systems resumption and contingency planning and performing a test of all necessary programs and system applications using its backup location, or recovery operation center, to ensure the continuation of operations in the event of a disaster. The Board shall document the results of this review and test in its meeting minutes.

          (2) A copy of the plan and test results shall be forwarded to the Assistant Deputy Comptroller for review.



                            ARTICLE XX

                        VIOLATIONS OF LAW

          (1) The Board shall immediately take all necessary steps to ensure that Bank management corrects each violation of law, rule or regulation cited in the ROE and in any subsequent Report of Examination. The monthly progress reports required by
Article XXI of this Agreement shall include the date and manner in which each correction has been effected during that reporting period.

          (2) Within ninety (90) days, the Board shall adopt, implement, and thereafter ensure Bank adherence to specific procedures to prevent future violations as cited in the ROE and shall adopt, implement, and ensure Bank adherence to general procedures addressing compliance management which incorporate internal control systems and education of employees regarding laws, rules and regulations applicable to their areas of responsibility.

          (3) Within thirty (30) days of receipt of any subsequent Report of Examination which cites violations of law, rule, or regulation, the Board shall adopt, implement, and thereafter ensure Bank adherence to specific procedures to prevent future violations as cited in the ROE and shall adopt, implement, and ensure Bank adherence to general procedures addressing compliance management which incorporate internal control systems and education of employees regarding laws, rules and regulations applicable to their areas of responsibility.

          (4) Upon adoption, a copy of these procedures shall be promptly forwarded to the Assistant Deputy Comptroller.

          (5) The Board shall ensure that the Bank has policies, processes, personnel, and control systems to ensure implementation of and adherence to the procedures developed pursuant to this Article.



                           ARTICLE XXI

                   PROGRESS REPORTING - MONTHLY

          (1) The Board shall submit monthly progress reports to the Assistant Deputy Comptroller, as described under
Article II  These reports shall set forth in detail:

               (a)  actions taken since the prior progress
report to comply with each Article of the Agreement;

               (b)  results of those actions; and

               (c)  a description of the actions needed to
achieve full compliance with each Article of this Agreement.

          (2) The progress reports should also include any actions initiated by the Board and the Bank pursuant to the criticisms and comments in the ROE or in any future Report of Examination.

          (3) The first progress report shall be submitted to the Assistant Deputy Comptroller within thirty (30) days of the Agreement's effective date. Subsequent progress reports must be submitted within fifteen (15) days after the last day of each month.

          (4) The Assistant Deputy Comptroller has the discretion to amend reporting frequency and content based on the level of bank progress.



                           ARTICLE XXII

                             CLOSING

          (1) Although the Board has agreed to submit certain programs and reports to the Assistant Deputy Comptroller for review or approval, the Board has the ultimate responsibility for proper and sound management of the Bank.

          (2) It is expressly and clearly understood that if, at any time, the Comptroller deems it appropriate in fulfilling the responsibilities placed upon him/her by the several laws of the United States of America to undertake any action affecting the Bank, nothing in this Agreement shall in any way inhibit, estop, bar, or otherwise prevent the Comptroller from so doing.

          (3) Any time limitations imposed by this Agreement shall begin to run from the effective date of this Agreement. Such time requirements may be extended in writing by the Assistant Deputy Comptroller for good cause upon written application by the Board.

          (4) The provisions of this Agreement shall be effective upon execution by the parties hereto and its provisions shall continue in full force and effect unless or until such provisions are amended in writing by mutual consent of the parties to the Agreement or excepted, waived, or terminated in writing by the Comptroller.

          (5) In each instance in this Agreement in which the Board is required to ensure adherence to and undertake to perform certain obligations of the Bank, it is intended to mean that the Board shall:

               (a) authorize and adopt such actions on behalf of the Bank as may be necessary for the Bank to perform its obligations and undertakings under the terms of this Agreement;

               (b)  require the timely reporting by Bank
management of such actions directed by the Board to be taken under the terms of this Agreement;

               (c) follow-up on any non-compliance with such actions in a timely and appropriate manner; and

               (d)  require corrective action be taken in a
timely manner of any non-compliance with such actions.

          (6) This Agreement is intended to be, and shall be construed to be, a supervisory "written agreement entered into with the agency" as contemplated by 12 U.S.C.
Section 1818(b)(1), and expressly does not form, and may not be construed to form, a contract binding on the OCC or the United States. Notwithstanding the absence of mutuality of obligation, or of consideration, or of a contract, the OCC may enforce any of the commitments or obligations herein undertaken by the Bank under its supervisory powers, including 12 U.S.C.
Section 1818(b)(1), and not as a matter of contract law. The Bank expressly acknowledges that neither the Bank nor the OCC has any intention to enter into a contract. The Bank also expressly acknowledges that no OCC officer or employee has statutory or other authority to bind the United States, the U.S. Treasury Department, the OCC, or any other federal bank regulatory agency or entity, or any officer or employee of any of those entities to a contract affecting the OCC's exercise of its supervisory responsibilities. The terms of this Agreement, including this paragraph, are not subject to amendment or modification by any extraneous expression, prior agreements or arrangements, or negotiations between the parties, whether oral or written.

          IN TESTIMONY WHEREOF, the undersigned, authorized by the Comptroller, has hereunto set his/her hand on behalf of the Comptroller.



/s/James M. Calhoun                                     10/15/02
James M.  Calhoun                                         Date
Assistant Deputy Comptroller
Pittsburgh Field Office


     IN TESTIMONY WHEREOF, the undersigned, as the duly elected and acting Board of Directors of the Bank, have hereunto set their hands on behalf of the Bank.

/s/John W. Conway                                       10/15/02
John W. Conway                                            Date

/s/Grady W. Cooper                                      10/15/02
Grady W. Cooper                                           Date

/s/Robert M. Greenberger                                10/15/02
Robert M. Greenberger                                     Date

/s/William D. Kingery                                   10/15/02
William D. Kingery                                        Date

/s/Brenda K. McBride                                    10/15/02
Brenda K. McBride                                         Date

/s/Thomas D. McClymonds                                 10/15/02
Thomas D. McClymonds                                      Date

/s/Scott A. McDowell                                    10/15/02
Scott A. McDowell                                         Date

/s/S.P. Snyder                                          10/15/02
S.P. Snyder                                               Date

/s/William C. Sonntag                                   10/15/02
William C. Sonntag                                        Date

/s/Charles C. Stoops, Jr.                               10/15/02
Charles C. Stoops, Jr.                                    Date

/s/Norman P. Sundell                                    10/15/02
Norman P. Sundell                                         Date

/s/Kenneth D. Wimer                                     10/15/02
Kenneth D. Wimer                                          Date